EXHIBIT 99
----------

                   AMLI RESIDENTIAL PROPERTIES TRUST

      SUPPLEMENTAL INFORMATION TO QUARTERLY FINANCIAL STATEMENTS

                          September 30, 2001


           1.    Funds from Operations

           2.    Statements of Operations

           3.    Balance Sheets

           4.    Selected Financial Information

           5.    Debt

           6.    Debt Maturities

           7.    Same Community Comparison - Wholly-Owned
                 - three months ended September 30, 2001 and 2000

           8. Same Community Comparison - Wholly-Owned and Co-Investments
                 - three months ended September 30, 2001 and 2000

           9.    Property Information

           10.   Property EBITDA - three months ended September 30, 2001

           11.   Development Activities

                                                  AMLI RESIDENTIAL PROPERTIES TRUST
                                                        FUNDS FROM OPERATIONS
                                       Unaudited - Dollars in thousands except per share data
                                                                       THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                          SEPTEMBER 30,                  SEPTEMBER 30,
                                                                    ------------------------       ------------------------
                                                                       2001           2000            2001           2000
                                                                     --------       --------        --------       --------
REVENUES
--------
Property revenues:
  Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 27,263         26,831          81,092         79,880
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,856          1,823           5,186          5,018
                                                                     --------       --------        --------       --------
        Total Property Revenues . . . . . . . . . . . . . . . .        29,119         28,654          86,278         84,898
                                                                     --------       --------        --------       --------

Property operating expenses . . . . . . . . . . . . . . . . . .       (11,284)       (10,555)        (32,193)       (30,681)
Property management fees. . . . . . . . . . . . . . . . . . . .          (865)          (714)         (2,294)        (2,120)
                                                                     --------       --------        --------       --------
        Property expenses . . . . . . . . . . . . . . . . . . .       (12,149)       (11,269)        (34,487)       (32,801)
Operating expense ratio . . . . . . . . . . . . . . . . . . . .         41.7%          39.3%           40.0%          38.6%
                                                                     --------       --------        --------       --------
        Net operating income. . . . . . . . . . . . . . . . . .        16,970         17,385          51,791         52,097
                                                                     --------       --------        --------       --------
OTHER INCOME
------------
  Share of Service Cos. FFO (1) . . . . . . . . . . . . . . . .          (329)          (428)           (711)         1,194
  Interest from Service Companies (2) . . . . . . . . . . . . .           264          1,103             741          3,514
  Other interest. . . . . . . . . . . . . . . . . . . . . . .             349            381           1,152            990
  Share of partnerships FFO (3) . . . . . . . . . . . . . . . .         4,853          4,129          15,158         10,214
  Fee income - acquisitions, dispositions and financing . . . .           297            645             546          1,120
  Fee income - developments . . . . . . . . . . . . . . . . . .           708            398           1,297          1,353
  Fee income - asset management . . . . . . . . . . . . . . . .           132            145             416            441
  Promoted interest . . . . . . . . . . . . . . . . . . . . . .         1,796          1,181           1,796          1,181
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .             7            161             147            161
                                                                     --------       --------        --------       --------
        Total other income. . . . . . . . . . . . . . . . . . .         8,077          7,715          20,542         20,168
General and administrative (4). . . . . . . . . . . . . . . . .        (1,221)          (842)         (3,890)        (2,700)
                                                                     --------       --------        --------       --------
EBITDA. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        23,826         24,258          68,443         69,565
                                                                     --------       --------        --------       --------
Interest expense (5). . . . . . . . . . . . . . . . . . . . . .        (6,824)        (6,353)        (19,603)       (18,243)
Amortization of deferred costs. . . . . . . . . . . . . . . . .          (154)          (101)           (599)          (340)
                                                                     --------       --------        --------       --------
FUNDS FROM OPERATIONS (FFO) . . . . . . . . . . . . . . . . . .      $ 16,848         17,804          48,241         50,982
                                                                     ========       ========        ========       ========





                                                  AMLI RESIDENTIAL PROPERTIES TRUST
                                                  FUNDS FROM OPERATIONS - CONTINUED
                                       Unaudited - Dollars in thousands except per share data


                                                                       THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                          SEPTEMBER 30,                  SEPTEMBER 30,
                                                                    ------------------------       ------------------------
                                                                       2001           2000            2001           2000
                                                                     --------       --------        --------       --------


Capital expenditures paid from FFO (6). . . . . . . . . . . . .      $ (1,147)        (1,717)         (4,584)        (3,700)
Other - share of Co-investments Cap exp . . . . . . . . . . . .          (249)          (240)           (710)          (488)
                                                                     --------       --------        --------       --------
Funds available for distribution (FAD). . . . . . . . . . . . .      $ 15,452         15,847          42,947         46,794
                                                                     ========       ========        ========       ========

FFO per share . . . . . . . . . . . . . . . . . . . . . . . . .      $   0.67           0.72            1.93           2.07
FAD per share . . . . . . . . . . . . . . . . . . . . . . . . .      $   0.61           0.64            1.72           1.90

Dividend per share. . . . . . . . . . . . . . . . . . . . . . .      $   0.48           0.47            1.42           1.40

Dividend as a % of FFO. . . . . . . . . . . . . . . . . . . . .         71.7%          65.5%           73.7%          67.8%
Dividend as a % of FAD. . . . . . . . . . . . . . . . . . . . .         78.2%          73.5%           82.8%          73.7%
                                                                     ========       ========        ========       ========



NOTES:

(1)   Reflects share of income before goodwill amortization of $311 in each of the nine months ended September 30, 2001 and 2000.

(2)   Reflects the December 2000 refinancing by the Service Companies of $27 million of intercompany advances with bank debt.

(3)   Reflects share of income before share of depreciation of $8,434 and $5,698 for the nine months ended September 30, 2001 and 2000, respectively.

(4)   Includes write-offs and provision for loss on investments totaling $858 for the nine months ended September 30, 2001.

(5)   Includes $785 of Mark-To-Market of interest rate swap contracts for the three and nine months ended September 30, 2001.

(6)   Rehab costs of approximately $1,110 and $5,641 for the nine months ended September 30, 2001 and 2000, respectively, are not reflected in cap ex paid from FFO.




                                                  AMLI RESIDENTIAL PROPERTIES TRUST
                                                      STATEMENTS OF OPERATIONS
                                       Unaudited - Dollars in thousands except per share data

                                                                       THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                          SEPTEMBER 30,                  SEPTEMBER 30,
                                                                    ------------------------       ------------------------
                                                                       2001           2000            2001           2000
                                                                     --------       --------        --------       --------
REVENUES
--------
Property revenues:
  Rental. . . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 27,263         26,831          81,092         79,880
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,856          1,823           5,186          5,018
Interest and share of income (loss) from Service Cos. . . . . .          (169)           571            (281)         4,397
Other interest. . . . . . . . . . . . . . . . . . . . . . . . .           349            381           1,152            990
Share of income from co-investment partnerships . . . . . . . .         2,059          1,999           6,724          4,516
Fees from co-investment partnerships & other. . . . . . . . . .         2,940          2,530           4,202          4,256
                                                                     --------       --------        --------       --------
        Total revenues. . . . . . . . . . . . . . . . . . . . .        34,298         34,135          98,075         99,057
                                                                     --------       --------        --------       --------

EXPENSES
--------
Personnel . . . . . . . . . . . . . . . . . . . . . . . . . . .         2,916          2,773           8,611          8,322
Advertising and promotion . . . . . . . . . . . . . . . . . . .           820            667           2,150          1,759
Utilities . . . . . . . . . . . . . . . . . . . . . . . . . . .         1,046            975           2,691          2,474
Building repairs and maintenance. . . . . . . . . . . . . . . .         1,818          1,548           4,754          4,378
Landscaping and grounds maintenance . . . . . . . . . . . . . .           664            617           1,816          1,833
Real estate taxes . . . . . . . . . . . . . . . . . . . . . . .         3,474          3,391          10,429         10,218
Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . .           284            211             880            669
Other operating expenses. . . . . . . . . . . . . . . . . . . .           262            373             862          1,028
Property management fees. . . . . . . . . . . . . . . . . . . .           865            714           2,294          2,120
Interest, net of capitalized. . . . . . . . . . . . . . . . . .         6,824          6,353          19,603         18,243
Amortization of deferred costs. . . . . . . . . . . . . . . . .           154            101             599            340
Depreciation of real property . . . . . . . . . . . . . . . . .         3,552          3,284          10,688         10,336
Depreciation of personal property . . . . . . . . . . . . . . .         1,606          1,354           5,110          4,294
General and administrative. . . . . . . . . . . . . . . . . . .         1,221            842           3,890          2,700
                                                                     --------       --------        --------       --------
        Total expenses. . . . . . . . . . . . . . . . . . . . .        25,506         23,203          74,377         68,714
                                                                     --------       --------        --------       --------




                                                  AMLI RESIDENTIAL PROPERTIES TRUST
                                                STATEMENTS OF OPERATIONS - CONTINUED
                                       Unaudited - Dollars in thousands except per share data


                                                                       THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                          SEPTEMBER 30,                  SEPTEMBER 30,
                                                                    ------------------------       ------------------------
                                                                       2001           2000            2001           2000
                                                                     --------       --------        --------       --------

Non-recurring item - gains on sales of properties . . . . . . .        14,047          6,807          23,296         37,274
                                                                     --------       --------        --------       --------
Income before taxes, minority interest and extraordinary item .        22,839         17,739          46,994         67,617
                                                                     --------       --------        --------       --------
Income taxes. . . . . . . . . . . . . . . . . . . . . . . . . .             0              0               0              0
                                                                     --------       --------        --------       --------
Income bef. minority interest & extraordinary items . . . . . .        22,839         17,739          46,994         67,617
Minority interest . . . . . . . . . . . . . . . . . . . . . . .         3,595          2,497           7,120         10,353
                                                                     --------       --------        --------       --------
Income before extraordinary items . . . . . . . . . . . . . . .        19,244         15,242          39,874         57,264
Extraordinary items, net of minority interest . . . . . . . . .             0              0               0              0
                                                                     --------       --------        --------       --------
Net income. . . . . . . . . . . . . . . . . . . . . . . . . . .        19,244         15,242          39,874         57,264

Net income allocable to preferred shares. . . . . . . . . . . .         1,633          1,766           4,899          5,424
                                                                     --------       --------        --------       --------
Net income allocable to common shares . . . . . . . . . . . . .      $ 17,611         13,476          34,975         51,840
                                                                     ========       ========        ========       ========

INCOME PER COMMON SHARE:
-----------------------
Before extraordinary items. . . . . . . . . . . . . . . . . . .      $   0.99           0.77            1.97           3.02
Extraordinary item. . . . . . . . . . . . . . . . . . . . . . .      $   0.00           0.00            0.00           0.00
Income per common share . . . . . . . . . . . . . . . . . . . .      $   0.99           0.77            1.97           3.02
Income per common share - diluted . . . . . . . . . . . . . . .      $   0.89           0.71            1.86           2.70
                                                                     ========       ========        ========       ========

FUNDS FROM OPERATIONS
---------------------
Income before taxes, minority interest and extraordinary item .      $ 22,839         17,739          46,994         67,617
                                                                     --------       --------        --------       --------
Depreciation of real property . . . . . . . . . . . . . . . . .         3,552          3,284          10,688         10,336
Depreciation of personal property . . . . . . . . . . . . . . .         1,606          1,354           5,110          4,294
Non-recurring item - gains on sale of properties. . . . . . . .       (14,047)        (6,807)        (23,296)       (37,274)
Share of Co-investments depreciation. . . . . . . . . . . . . .         2,794          2,130           8,434          5,698
Share of Service Company amortization of goodwill . . . . . . .           104            104             311            311
                                                                     --------       --------        --------       --------
Funds from operations (FFO) . . . . . . . . . . . . . . . . . .      $ 16,848         17,804          48,241         50,982
FFO per share . . . . . . . . . . . . . . . . . . . . . . . . .      $   0.67           0.72            1.93           2.07
                                                                     ========       ========        ========       ========




                                                  AMLI RESIDENTIAL PROPERTIES TRUST
                                                STATEMENTS OF OPERATIONS - CONTINUED
                                       Unaudited - Dollars in thousands except per share data


                                                                       THREE MONTHS ENDED              NINE MONTHS ENDED
                                                                          SEPTEMBER 30,                  SEPTEMBER 30,
                                                                    ------------------------       ------------------------
                                                                       2001           2000            2001           2000
                                                                     --------       --------        --------       --------

Capital expenditures paid from FFO. . . . . . . . . . . . . . .      $ (1,147)        (1,717)         (4,584)        (3,700)
Other - Share Co-investments Cap exp. . . . . . . . . . . . . .          (249)          (240)           (710)          (488)
                                                                     --------       --------        --------       --------
Funds available for distribution (FAD). . . . . . . . . . . . .      $ 15,452         15,847          42,947         46,794
FAD per share . . . . . . . . . . . . . . . . . . . . . . . . .      $   0.61           0.64            1.72           1.90
                                                                     --------       --------        --------       --------
Dividends per share . . . . . . . . . . . . . . . . . . . . . .      $   0.48           0.47            1.42           1.40
                                                                     ========       ========        ========       ========
Dividends as a % of FFO . . . . . . . . . . . . . . . . . . . .         71.7%          65.5%           73.7%          67.8%
Dividends as a % of FAD . . . . . . . . . . . . . . . . . . . .         78.2%          73.5%           82.8%          73.7%
                                                                     ========       ========        ========       ========




                   AMLI RESIDENTIAL PROPERTIES TRUST
                       CONDENSED BALANCE SHEETS
        Unaudited - Dollars in thousands except per share data



                                              SEPT. 30,    DEC. 31,
                                                2001         2000
                                              --------     --------
ASSETS
------
Rental apartments
  Land. . . . . . . . . . . . . . . . . .     $ 99,776       91,242
  Depreciable property. . . . . . . . . .      643,335      604,081
                                              --------     --------
                                               743,111      695,323
  Less accumulated depreciation . . . . .     (101,858)     (94,590)
                                              --------     --------
                                               641,253      600,733

Rental apartments under development . . .        6,791        --

Land held for development or sale . . . .       48,288       53,022

Investments in partnerships . . . . . . .      183,606      166,569
Cash and cash equivalents . . . . . . . .        3,774        5,106
Deferred costs, net . . . . . . . . . . .        4,054        3,425
Notes receivable and advances to
  Service Companies . . . . . . . . . . .       17,161        4,857
Other assets. . . . . . . . . . . . . . .        8,060       32,279
                                              --------     --------
        Total assets. . . . . . . . . . .     $912,987      865,991
                                              ========     ========
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt. . . . . . . . . . . . . . . . . . .     $408,475      385,981
Accrued interest payable. . . . . . . . .        1,905        1,783
Accrued real estate taxes . . . . . . . .       11,228       10,806
Construction costs payable. . . . . . . .        3,135        1,501
Security deposits and prepaid rents . . .        2,177        2,507
Other liabilities . . . . . . . . . . . .        7,288        3,937
                                              --------     --------
        Total liabilities . . . . . . . .      434,208      406,515
                                              --------     --------

Minority interest . . . . . . . . . . . .       69,658       59,537
                                              --------     --------
Shareholders' equity
  Preferred shares, $.01 par value. . . .           35           35
  Shares of beneficial interest,
    $.01 par value. . . . . . . . . . . .          178          178
  Additional paid-in capital. . . . . . .      430,069      427,939
  Employees and trustees notes. . . . . .      (11,808)     (12,231)
  Other comprehensive loss. . . . . . . .       (3,216)       --
  Dividends paid in excess of earnings. .       (6,137)     (15,982)
                                              --------     --------
        Total shareholders' equity. . . .      409,121      399,939
                                              --------     --------
        Total liabilities and
          shareholders' equity. . . . . .     $912,987      865,991
                                              ========     ========


                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                  SELECTED QUARTERLY FINANCIAL INFORMATION

                                             September 30, 2001
                                (dollars in thousands except for share data)


                                                    Quarter ending
                     -----------------------------------------------------------------------------------
                         Sept. 30     Jun. 30    Mar. 31     Dec. 31    Sep. 30     Jun. 30     Mar. 31
                           2001         2001      2001        2000       2000        2000        2000
                        ----------  ---------- ----------  ---------- ----------  ----------  ----------
Debt                    $  408,475     429,489    412,242     385,981    398,956     393,168     398,867
Including share of
  debt of uncon-
  solidated affiliates  $  609,188     639,076    635,166     583,635    542,778     520,597     510,230

Total Shares and Units
  Outstanding (1)       25,007,264  24,891,232 24,873,832  24,558,242 24,552,642  24,544,475  24,544,475
Value per Common Share -
  end of quarter        $    23.60       24.60      22.30     24.6875      24.00     23.5625       20.50

Total Equity (Market
  Value) -
  end of quarter        $  590,171     612,324    554,686     606,282    589,263     578,329     503,162

Market capitalization   $  998,646   1,041,813    966,928     992,263    988,219     971,497     902,029
Including share of
  debt of uncon-
  solidated affiliates  $1,199,359   1,251,400  1,189,852   1,189,917  1,132,041   1,098,926   1,013,392
Including Co-investment
  at completed cost     $2,133,787   2,185,828  2,066,236   2,065,511  1,905,589   1,826,661   1,678,237
                        ==========  ========== ==========  ========== ==========  ==========  ==========





                                      AMLI RESIDENTIAL PROPERTIES TRUST
                            SELECTED QUARTERLY FINANCIAL INFORMATION - CONTINUED

                                             September 30, 2001
                                (dollars in thousands except for share data)

                                                    Quarter ending
                     -----------------------------------------------------------------------------------
                         Sept. 30     Jun. 30    Mar. 31     Dec. 31    Sep. 30     Jun. 30     Mar. 31
                           2001         2001      2001        2000       2000        2000        2000
                        ----------  ---------- ----------  ---------- ----------  ----------  ----------
Total Revenues (2)      $   34,298      32,449     31,328      32,689     34,135      34,097      30,825
EBITDA (3)              $   23,826      22,823     21,794      23,423     24,258      24,156      21,151

FFO                     $   16,848      16,162     15,231      16,877     17,804      17,787      15,391
FAD                     $   15,452      13,474     14,021      15,626     15,847      16,442      14,505

Dividends Paid (4)      $   11,751      11,686     11,740      11,541     11,537      11,290      11,290

Debt service (net
 of capitalized
 interest)              $    7,838       7,105      7,166       7,177      7,065       6,947       6,316
Interest Expense        $    6,824       6,352      6,427       6,452      6,353       6,248       5,642

G & A Expense           $    1,221       1,151      1,518       1,056        842         930         928

Total Shares and
 Units Outstanding
 - Wtd. Avg.            24,960,829  24,876,109 24,813,456  24,555,937 24,546,254  24,544,475  24,541,971
                        ==========  ========== ==========  ========== ==========  ==========  ==========
Interest Coverage Ratio       3.49        3.59       3.39        3.63       3.82        3.87        3.75

Debt as % of Total
 Market Capitalization      40.90%      41.23%     42.63%      38.90%     40.37%      40.47%      44.22%
Including share of debt
 of unconsolidated
 affiliates                 50.79%      51.07%     53.38%      49.05%     47.95%      47.37%      50.35%

EBITDA as % of Total
 Market Capitalization       9.54%       8.76%      9.02%       9.44%      9.82%       9.95%       9.38%
FFO as % of Total
 Market Equity              11.42%      10.56%     10.98%      11.13%     12.09%      12.30%      12.24%

G&A as % of Total
 Market Capitalization       0.49%       0.44%      0.63%       0.43%      0.34%       0.38%       0.41%
G&A as % of Total
 Revenues                    3.56%       3.55%      4.85%       3.23%      2.47%       2.73%       3.01%

Dividends as % of FFO (5)    71.7%       72.8%      76.9%       68.8%      65.5%       65.2%       73.5%
Dividends as % of FAD (5)    78.2%       87.3%      83.5%       74.3%      73.5%       70.6%       78.0%
                        ==========  ========== ==========  ========== ==========  ==========  ==========




                                      AMLI RESIDENTIAL PROPERTIES TRUST
                            SELECTED QUARTERLY FINANCIAL INFORMATION - CONTINUED

                                             September 30, 2001
                                (dollars in thousands except for share data)


                                                    Quarter ending
                     -----------------------------------------------------------------------------------
                         Sept. 30     Jun. 30    Mar. 31     Dec. 31    Sep. 30     Jun. 30     Mar. 31
                           2001         2001      2001        2000       2000        2000        2000
                        ----------  ---------- ----------  ---------- ----------  ----------  ----------
Apartment Units -
 In Operation
   Wholly Owned             12,247      12,079     12,519      12,191     12,264      12,264      12,576
   Co-investments           14,579      15,067     15,067      13,956     11,604      10,963       9,205
                        ----------  ---------- ----------  ---------- ----------  ----------  ----------
                            26,826      27,146     27,586      26,147     23,868      23,227      21,781
                        ----------  ---------- ----------  ---------- ----------  ----------  ----------

Apartment Units -
 Under Development or
 in lease up
   Wholly Owned                322           0          0           0        500         500         200
   Co-investments            2,737       2,217      2,217       2,845      3,642       3,234       4,098
                        ----------  ---------- ----------  ---------- ----------  ----------  ----------
                             3,059       2,217      2,217       2,845      4,142       3,734       4,298
                        ----------  ---------- ----------  ---------- ----------  ----------  ----------
        Total Units         29,885      29,363     29,803      28,992     28,010      26,961      26,079
                        ==========  ========== ==========  ========== ==========  ==========  ==========


   (1)  At September 30, 2001, the total includes 3,475,000 preferred shares convertible to common shares.
   (2)  Excluding gains on sales of completed rental properties.
   (3)  Includes other income, net of G & A expenses and net of share of co-investment interest expense.
   (4)  Paid in the following quarter from each quarter's FAD.  Amount shown includes distribution to
        OP unitholders (Minority Interest).
   (5)  Based on per share amounts.


                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                       PORTFOLIO INDEBTEDNESS SUMMARY

                                             September 30, 2001
                                           (Dollars in thousands)
                                                  Original/Max    Outstanding     Interest
Borrower                              Lender         Amount         Balance         Rate           Rate
--------                             --------     ------------    -----------     ---------     ----------
                                                                                   Weighted
                                                                                     Avg.
                                                    Percent of                     Interest      Years to
Type of Indebtedness                  Balance         Total         Interest         Rate        Maturity
--------------------                 --------      -----------     ----------     ---------     ----------
Conventional Fixed Rate              $303,225            74.2%          Fixed         7.14%          7.4
Tax-exempt Variable Rate (1)           50,250            12.3%       Variable         4.22%          1.1
Credit Facilities (2)                  55,000            13.5%       Variable         7.31%          2.1
                                     --------           ------                       ------          ---
Total                                $408,475           100.0%                        6.80%          5.9
                                     ========           ======                       ======          ===

                                                                                   Weighted
                            Balance including                                        Avg.
                              share of Co-          Percent of                     Interest      Years to
Type of Indebtedness       investment debt(3)         Total         Interest         Rate        Maturity
--------------------        -----------------      -----------     ----------     ---------     ----------

Conventional Fixed Rate              $489,938            82.3%      Fixed             7.27%          7.3
Tax-exempt Variable Rate (1)           50,250             8.5%    Variable(4)         4.22%          1.1
Credit Facilities (2)                  55,000             9.2%    Variable(4)         7.31%          2.1
                                     --------           ------                       ------          ---
Total                                $595,188           100.0%                        7.01%          6.3
                                     ========           ======                       ======          ===

(1)  Maturity Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.

(2)  $75,000 has been swapped to a fixed rate ($20,000 maturing in November 2002, $30,000 maturing in
     February 2003 and $25,000 maturing in September 2004).  $20,000 has been marked-to-market at September 30,
     2001.  Effective interest rate includes swap costs.  Outstanding balance excludes $14,000 borrowed by unconsolidated service company subsidiaries which reduces availability under the line of credit.  The
     Company reduced its unsecured Line of Credit commitment by $50,000 to $200,000 in June 2001 when it closed on its $140,000 mortgage financing for seven of its stabilized properties.

(3)  Co-Investment debt represents Amli Residential's pro rata share of debt.  Interest rate and maturity reflect average numbers based on Amli's pro rata share.

(4)  Weighted average interest rate reflects rate in effect of the last day of the quarter.

                                      AMLI RESIDENTIAL PROPERTIES TRUST
                                               DEBT MATURITIES

                                             SEPTEMBER 30, 2001
                                      Unaudited - Dollars in thousands

                                                                               There-                % to
                          2001       2002       2003      2004       2005      after     Total      Total
                        --------   --------   --------  --------   --------  --------   --------   -------

Fixed Rate Mortgages    $  1,163      4,862     61,814    10,745     34,812   189,829    303,225     74.2%
Tax Exempt Bonds*                    50,250                                               50,250     12.3%
Wachovia/First Chicago
 Line of Credit**                               55,000                                    55,000     13.5%
                        --------   --------   --------  --------   --------  --------   --------   -------
Total Debt              $  1,163     55,112    116,814    10,745     34,812   189,829    408,475    100.0%
                        ========   ========   ========  ========   ========  ========   ========   =======
  Percent to Total          0.3%      13.5%      28.6%      2.6%       8.5%     46.5%     100.0%     68.6%
                        ========   ========   ========  ========   ========  ========   ========   =======

SHARE OF CO-INVESTMENT DEBT
---------------------------

Total Share of
  Co-Investments Debt   $    539      9,696     17,094     9,846      2,045   147,493    186,713    100.0%
                        ========   ========   ========  ========   ========  ========   ========   =======
  Percent to Total          0.3%       5.2%       9.1%      5.3%       1.1%     79.0%     100.0%     31.4%
                        ========   ========   ========  ========   ========  ========   ========   =======

Total including Share
  of Co-investments
  Debt                  $  1,702     64,808    133,908    20,591     36,857   337,322    595,188    100.0%
                        ========   ========   ========  ========   ========  ========   ========  ========

  Percent to Total          0.3%      10.9%      22.5%      3.4%       6.2%     56.7%     100.0%    100.0%
                        ========   ========   ========  ========   ========  ========   ========   =======

     *     The Spring Creek Bonds mature in October 2024, but the credit enhancement expires on October 15, 2002.

     *     The Poplar Creek Bonds mature in February 2024, but credit enhancement expires December 18, 2002.

     **    The Unsecured Line of Credit has a current maturity of Nov. 2003, with an additional year extension option. The Company reduced its Line of Credit commitment by $50,000 to $200,000 when it closed on its $140,000 mortgage financing for seven of its stabilized properties.  At September 30, 2001, the
           Company's  unconsolidated service company subsidiaries had borrowed $14,000 from the Company's bank group.  These borrowings have been guaranteed by the Company and thus serve to reduce the Company's total availability under its $200,000 unsecured debt.

          AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
             THREE MONTHS ENDED SEPTEMBER 30, 2001 VERSUS THREE MONTHS ENDED SEPTEMBER 30, 2000

(Includes new properties at 7/1/00 - Towne Creek in Atlanta & StoneHollow in Austin)
                                        7/1/01-9/30/01                            7/1/00-9/30/00
                    No. of     ---------------------------------     %    --------------------------------
                     Apts.       Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                   --------      --------  --------   ----------  ------   ----------   -------- ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas              3,634         93.4%                          -0.8%        94.1%
  Atlanta             2,771         92.4%                           4.8%        88.2%
  Austin              1,304         93.0%                          -3.2%        96.0%
  Indianapolis        1,536         92.1%                           2.2%        90.1%
  Kansas              1,154         92.9%                           3.1%        90.1%
  Chicago               196         94.4%                           0.0%        94.4%
                     ------         -----                          -----        -----
     Weighted Average               92.8%                           1.2%        91.8%
                                    =====                          =====        =====
       Total         10,595
                     ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                     $  755                 4.1%                  $  725
  Atlanta                                    $  839                 8.6%                  $  773
  Austin                                     $  844                -0.3%                  $  847
  Indianapolis                               $  706                 2.5%                  $  688
  Kansas                                     $  831                -0.2%                  $  833
  Chicago                                    $1,104                 6.5%                  $1,036
                                             ------                 ----                  ------
     Weighted Average                        $  796                 4.1%                  $  765
                                             ======                 ====                  ======
TOTAL PROPERTY
REVENUES                                          Per Month                                 Per Month
---------------                                  ----------                                ----------
Dallas                        $ 8,161,576    $  749       $ 0.86    2.9%  $ 7,928,896     $  727    $ 0.83
Atlanta                       $ 6,911,931    $  831       $ 0.88    3.1%  $ 6,702,857     $  806    $ 0.85
Austin                        $ 3,294,720    $  842       $ 1.00   -4.2%  $ 3,437,800     $  879    $ 1.05
Indianapolis                  $ 3,234,203    $  702       $ 0.78    4.2%  $ 3,104,619     $  674    $ 0.75
Kansas                        $ 2,893,285    $  836       $ 0.82    4.2%  $ 2,776,010     $  802    $ 0.79
Chicago                       $   658,678    $1,120       $ 1.24    7.4%  $   613,381     $1,043    $ 1.15
                              -----------    ------       ------   -----  -----------     ------    ------
    Total                     $25,154,394    $  791       $ 0.87    2.4%  $24,563,563     $  773    $ 0.85
                              ===========    ======        =====   =====  ===========     ======    ======





    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED


                                        7/1/01-9/30/01                            7/1/00-9/30/00
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                              (ANNUALIZED)
---------------------------                     ------------                              ------------
  Dallas                     $  3,504,899    $3,858        $4.43    6.5%  $ 3,290,146     $3,622     $4.16
  Atlanta                    $  2,596,424    $3,748        $3.97    8.1%  $ 2,402,008     $3,467     $3.67
  Austin                     $  1,724,978    $5,291        $6.30   33.6%  $ 1,290,770     $3,959     $4.72
  Indianapolis               $  1,280,132    $3,334        $3.71    4.0%  $ 1,230,389     $3,204     $3.56
  Kansas                     $  1,028,157    $3,564        $3.51    2.9%  $   999,355     $3,464     $3.41
  Chicago                    $    306,309    $6,251        $6.90    0.7%  $   304,140     $6,207     $6.85
                             ------------    ------        -----   -----  -----------     ------     -----
    Total                    $ 10,440,898    $3,942        $4.35    9.7%  $ 9,516,808     $3,593     $3.96
                             ============    ======        =====   =====  ===========     ======     =====
Operating Efficiency                41.5%                                       38.7%
                             ============                                 ===========

                                                 PER MONTH                                   PER MONTH
                                                 ---------                                  ----------
NOI          2001%   2000%
---          -----   -----
 Dallas      57.1%   58.5%   $  4,656,677      $427        $0.49    0.4%  $ 4,638,750       $425     $0.49
 Atlanta     62.4%   64.2%   $  4,315,508      $519        $0.55    0.3%  $ 4,300,849       $517     $0.55
 Austin      47.6%   62.5%   $  1,569,742      $401        $0.48  -26.9%  $ 2,147,030       $549     $0.65
 Indianapolis60.4%   60.4%   $  1,954,071      $424        $0.47    4.3%  $ 1,874,229       $407     $0.45
 Kansas      64.5%   64.0%   $  1,865,128      $539        $0.53    5.0%  $ 1,776,655       $513     $0.50
 Chicago     53.5%   50.4%   $    352,369      $599        $0.66   13.9%  $   309,241       $526     $0.58
             -----   -----   ------------      ----        -----   -----  -----------       ----     -----
    Total    58.5%   61.3%   $ 14,713,496      $463        $0.51   -2.2%  $15,046,754       $473     $0.52
             =====   =====   ============      ====        =====   =====  ===========       ====     =====
Operating Margin                    58.5%                                       61.3%
                             ============                                 ===========
CAPITAL EXPENDITURES                            (ANNUALIZED)                             (ANNUALIZED)
--------------------                            ------------                                   -------------
  Dallas                     $    327,762    $  361        $0.41  -22.4%   $  422,388     $  465     $0.53
  Atlanta                    $    390,668    $  564        $0.60   31.8%   $  296,313     $  428     $0.45
  Austin                     $    166,485    $  511        $0.61   45.4%   $  114,499     $  351     $0.42
  Indianapolis               $     83,284    $  217        $0.24  -17.2%   $  100,530     $  262     $0.29
  Kansas                     $     53,330    $  185        $0.18  -21.7%   $   68,102     $  236     $0.23
  Chicago                    $     37,857    $  773        $0.85  -64.2%   $  105,747     $2,158     $2.38
                             ------------    ------        -----  ------   ----------     ------     -----
    Total                    $  1,059,386    $  400        $0.44   -4.4%   $1,107,578     $  418     $0.46
                             ============    ======        =====  ======   ==========     ======     =====

    AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

                                        7/1/01-9/30/01                            7/1/00-9/30/00
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
REPAIRS AND MAINTENANCE                        (ANNUALIZED)                                (ANNUALIZED)
-----------------------                        ------------                                ------------
  Dallas                     $    398,094    $  438        $0.50  -10.0%   $  442,116     $  487     $0.56
  Atlanta                    $    540,121    $  780        $0.83   25.8%   $  429,462     $  620     $0.66
  Austin                     $    305,629    $  938        $1.12  153.0%   $  120,814     $  371     $0.44
  Indianapolis               $    233,204    $  607        $0.68    7.8%   $  216,427     $  564     $0.63
  Kansas                     $    125,171    $  434        $0.43   35.2%   $   92,589     $  321     $0.32
  Chicago                    $     36,364    $  742        $0.82  -11.3%   $   41,005     $  837     $0.92
                             ------------    ------        -----  ------   ----------     ------     -----
    Total                    $  1,638,582    $  619        $0.68   22.1%   $1,342,412     $  507     $0.56
                             ============    ======        =====  ======   ==========     ======     =====

REAL ESTATE TAXES                               (ANNUALIZED)                               (ANNUALIZED)
-----------------                               ------------                               ------------
  Dallas                     $  1,179,881    $1,299        $1.49    2.9%   $1,146,532     $1,262     $1.45
  Atlanta                    $    500,161    $  722        $0.76    8.9%   $  459,220     $  663     $0.70
  Austin                     $    543,566    $1,667        $1.99    5.8%   $  513,763     $1,576     $1.88
  Indianapolis               $    292,929    $  763        $0.85   -4.4%   $  306,540     $  798     $0.89
  Kansas                     $    264,692    $  917        $0.90    0.0%   $  264,629     $  917     $0.90
  Chicago                    $    148,375    $3,028        $3.34    9.0%   $  136,076     $2,777     $3.06
                             ------------    ------        -----   -----   ----------     ------     -----
    Total                    $  2,929,604    $1,106        $1.22    3.6%   $2,826,760     $1,067     $1.18
                             ============    ======        =====   =====   ==========     ======     =====



















 AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
             THREE MONTHS ENDED SEPTEMBER 30, 2001 VERSUS THREE MONTHS ENDED SEPTEMBER 30, 2000
(Includes new properties at 7/1/00 - StoneHollow, Towne Creek, Midtown, Peachtree City, Oakhurst, Frankford &
Springmill)
<caption>                             7/1/2001-9/30/2001                        7/1/2000-9/30/2000
                    No. of     ---------------------------------     %    --------------------------------
                     Apts.       Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                   --------      --------  --------   ----------  ------   ----------   -------- ---------
WEIGHTED AVG.
OCCUPANCY
-------------
  Dallas              6,576         93.7%                          -0.4%        94.1%
  Atlanta             5,121         93.0%                           1.9%        91.3%
  Austin              1,880         91.8%                          -4.3%        95.9%
  Houston             1,173         95.1%                           1.5%        93.7%
  Indianapolis        1,536         92.1%                           2.2%        90.1%
  Kansas              1,522         92.3%                           3.4%        89.2%
  Chicago             2,360         93.5%                          -1.5%        94.9%
                     ------         -----                          -----        -----
     Weighted Average               93.2%                           0.2%        92.9%
                                    =====                          =====        =====
       Total         20,168
                     ======
WEIGHTED AVG.
RENTAL RATE
-------------
  Dallas                                     $  780                 4.0%                  $  750
  Atlanta                                    $  885                 5.8%                  $  836
  Austin                                     $  852                -0.9%                  $  859
  Houston                                    $  851                 4.9%                  $  811
  Indianapolis                               $  706                 2.5%                  $  688
  Kansas                                     $  814                -0.4%                  $  818
  Chicago                                    $1,078                 5.9%                  $1,019
                                             ------                 ----                  ------
     Weighted Average                        $  849                 3.9%                  $  818
                                             ======                 ====                  ======
TOTAL PROPERTY
REVENUES                                          Per Month                                 Per Month
---------------                                  ----------                                ----------
Dallas                        $15,364,013    $  779       $ 0.89    3.6%  $14,835,503     $  752    $ 0.86
Atlanta                       $13,529,371    $  881       $ 0.89    1.6%  $13,312,275     $  867    $ 0.87
Austin                        $ 4,703,527    $  834       $ 0.95   -6.0%  $ 5,005,650     $  888    $ 1.01
Houston                       $ 3,038,689    $  864       $ 0.95    7.6%  $ 2,822,947     $  802    $ 0.88
Indianapolis                  $ 3,234,203    $  702       $ 0.78    4.2%  $ 3,104,619     $  674    $ 0.75
Kansas                        $ 3,711,683    $  813       $ 0.81    4.1%  $ 3,564,638     $  781    $ 0.78
Chicago                       $ 7,708,794    $1,089       $ 1.21    3.2%  $ 7,468,917     $1,055    $ 1.17
                              -----------    ------       ------   -----  -----------     ------    ------
     Total                    $51,290,279    $  848       $ 0.92    2.3%  $50,114,549     $  828    $ 0.90
                              ===========    ======       ======   =====  ===========     ======    ======




 AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                                                 - CONTINUED


                                      7/1/2001-9/30/2001                        7/1/2000-9/30/2000
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
PROPERTY OPERATING EXPENSES                     (ANNUALIZED)                              (ANNUALIZED)
---------------------------                     ------------                              ------------
  Dallas                     $  6,656,938    $4,049        $4.63    5.5%  $ 6,309,195     $3,838     $4.38
  Atlanta                    $  4,780,580    $3,734        $3.76   10.8%  $ 4,313,335     $3,369     $3.39
  Austin                     $  2,510,164    $5,341        $6.09   31.5%  $ 1,908,765     $4,061     $4.63
  Houston                    $  1,403,204    $4,785        $5.26   12.4%  $ 1,248,268     $4,257     $4.68
  Indianapolis               $  1,280,132    $3,334        $3.71    4.0%  $ 1,230,389     $3,204     $3.56
  Kansas                     $  1,342,998    $3,530        $3.53    1.2%  $ 1,326,562     $3,486     $3.49
  Chicago                    $  2,833,393    $4,802        $5.31    2.1%  $ 2,776,428     $4,706     $5.21
                             ------------    ------        -----   -----  -----------     ------     -----
    Total                    $ 20,807,410    $4,127        $4.48    8.9%  $19,112,942     $3,791     $4.11
                             ============    ======        =====   =====  ===========     ======     =====
Operating Efficiency                40.6%                                       38.1%
                             ============                                  ==========

                                                 PER MONTH                                   PER MONTH
                                                 ---------                                  ----------
NOI          2001%   2000%
---          -----   -----
 Dallas      56.7%   57.5%   $  8,707,074      $441        $0.50    2.1%  $ 8,526,308       $432     $0.49
 Atlanta     64.7%   67.6%   $  8,748,791      $569        $0.57   -2.8%  $ 8,998,941       $586     $0.59
 Austin      46.6%   61.9%   $  2,193,362      $389        $0.44  -29.2%  $ 3,096,885       $549     $0.63
 Houston     53.8%   55.8%   $  1,635,484      $465        $0.51    3.9%  $ 1,574,679       $447     $0.49
 Indianapolis60.4%   60.4%   $  1,954,071      $424        $0.47    4.3%  $ 1,874,229       $407     $0.45
 Kansas      63.8%   62.8%   $  2,368,684      $519        $0.52    5.8%  $ 2,238,075       $490     $0.49
 Chicago     63.2%   62.8%   $  4,875,401      $689        $0.76    3.9%  $ 4,692,489       $663     $0.73
             -----   -----   ------------      ----        -----   -----  -----------       ----     -----
    Total    59.4%   61.9%   $ 30,482,869      $504        $0.55   -1.7%  $31,001,607       $512     $0.56
             =====   =====   ============      ====        =====   =====  ===========       ====     =====
Operating Margin                    59.4%                                       61.9%
                             ============                                 ===========



 AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED AND CO-INVESTMENT PROPERTIES)
                                                 - CONTINUED

                                      7/1/2001-9/30/2001                        7/1/2000-9/30/2000
                               ---------------------------------     %    --------------------------------
                                 Amount/%  Per Unit    Per Sq Ft  Change     Amount/%   Per Unit Per Sq Ft
                                 --------  --------   ----------  ------   ----------   -------- ---------
CAPITAL EXPENDITURES                            (ANNUALIZED)                              (ANNUALIZED)
--------------------                            ------------                              ------------
  Dallas                     $    543,601    $  331        $0.38  -14.3%   $  634,570     $  386     $0.44
  Atlanta                    $    522,814    $  408        $0.41   27.1%   $  411,448     $  321     $0.32
  Austin                     $    167,746    $  357        $0.41   46.5%   $  114,499     $  244     $0.28
  Houston                    $     50,607    $  173        $0.19   -6.1%   $   53,871     $  184     $0.20
  Indianapolis               $     83,284    $  217        $0.24  -17.2%   $  100,530     $  262     $0.29
  Kansas                     $     78,270    $  206        $0.21  -62.4%   $  208,027     $  547     $0.55
  Chicago                    $    225,088    $  382        $0.42  -17.6%   $  273,213     $  463     $0.51
                             ------------    ------        -----  ------   ----------     ------     -----
    Total                    $  1,671,410    $  331        $0.36   -6.9%   $1,796,157     $  356     $0.39
                             ============    ======        =====  ======   ==========     ======     =====


REPAIRS AND MAINTENANCE                         (ANNUALIZED)                              (ANNUALIZED)
-----------------------                        ------------                               ------------
  Dallas                     $    714,474    $  435        $0.50   -2.3%   $  730,924     $  445     $0.51
  Atlanta                    $    844,694    $  660        $0.66   26.8%   $  666,152     $  520     $0.52
  Austin                     $    429,535    $  914        $1.04  162.8%   $  163,458     $  348     $0.40
  Houston                    $    188,607    $  643        $0.71   75.7%   $  107,331     $  366     $0.40
  Indianapolis               $    233,204    $  607        $0.68    7.8%   $  216,427     $  564     $0.63
  Kansas                     $    159,274    $  419        $0.42   28.2%   $  124,273     $  327     $0.33
  Chicago                    $    423,320    $  717        $0.79    8.8%   $  389,036     $  659     $0.73
                             ------------    ------        -----  ------   ----------     ------     -----
    Total                    $  2,993,109    $  594        $0.64   24.8%   $2,397,602     $  476     $0.52
                             ============    ======        =====  ======   ==========     ======     =====

REAL ESTATE TAXES                               (ANNUALIZED)                               (ANNUALIZED)
-----------------                               ------------                               ------------
  Dallas                     $  2,275,073    $1,384        $1.58    0.3%   $2,267,261     $1,379     $1.58
  Atlanta                    $  1,065,732    $  832        $0.84   28.7%   $  828,355     $  647     $0.65
  Austin                     $    832,720    $1,772        $2.02    7.3%   $  776,263     $1,652     $1.88
  Houston                    $    504,565    $1,721        $1.89    1.1%   $  498,904     $1,701     $1.87
  Indianapolis               $    292,929    $  763        $0.85   -4.4%   $  306,540     $  798     $0.89
  Kansas                     $    357,903    $  941        $0.94    2.6%   $  348,749     $  917     $0.92
  Chicago                    $  1,040,178    $1,763        $1.95    2.2%   $1,017,363     $1,724     $1.91
                             ------------    ------        -----  ------   ----------     ------     -----
    Total                    $  6,369,100    $1,263        $1.37    5.4%   $6,043,434     $1,199     $1.30
                             ============    ======        =====  ======   ==========     ======     =====


                                       AMLI RESIDENTIAL PROPERTIES TRUST
                                             PROPERTY INFORMATION
                                           As of September 30, 2001
                                                                                   Qtr ended
                                                                                 Sept. 30, 2001
                                                          Approx-                  Average         Qtr ended
                                                           imate                  Rental Rates     Sept. 30,
                                                Number    Rentable     Average   --------------      2001
                                      Year        of       Area       Unit Size    Per     Per      Average
PROPERTIES          Location        Completed   Units     (Sq Ft)      (Sq Ft)     Unit   Sq Ft    Occupancy
----------          --------        ---------   ------   ---------    ---------    ----   -----   -----------
WHOLLY OWNED
PROPERTIES
------------

DALLAS/FT.
WORTH, TX
----------
Amli:
 at Bent Tree       Dallas, TX      1996/2000      500     481,682          963  $  857   $0.89         92.3%
 at Bishop's Gate   West Plano, TX       1997      266     292,094        1,098   1,034    0.94         92.5%
 at Chase Oaks      Plano, TX            1986      250     193,736          775     730    0.94         94.5%
 at Gleneagles      Dallas, TX          87/97      590     520,357          882     748    0.85         91.8%
 on the Green       Ft. Worth, TX       90/93      424     358,560          846     730    0.86         92.6%
 at Nantucket       Dallas, TX           1986      312     222,208          712     603    0.85         93.4%
 of North Dallas    Dallas, TX          85/86    1,032     906,808          879     714    0.81         93.2%
 at Stonebridge
   Ranch            McKinney, TX         2001      250     214,348          857     760    0.89         92.6%
 at Shadow Ridge    Dallas, TX           2001      222     218,309          983   1,147    1.17         80.4%
 at Valley Ranch    Irving, TX           1985      460     389,940          848     767    0.90         92.8%
                                                 -----   ---------          ---  ------   -----        ------
  Subtotal-Dallas
   Ft. Worth, TX                                 4,306   3,798,042          882  $  780   $0.88         92.2%
                                                 -----   ---------          ---  ------   -----        ------
ATLANTA, GA
-----------
Amli:
 at Clairmont       Atlanta, GA          1988      288     229,335          796     837    1.05         92.4%
 at Killian Creek   Snellville, GA       1999      256     262,785        1,027     863    0.84         93.7%
 at Park Creek      Gainesville, GA      1998      200     195,146          976     795    0.82         88.9%
 at Spring Creek    Dunwoody, GA  85/86/87/89    1,180   1,080,568          916     819    0.89         92.0%
 at Vinings         Atlanta, GA          1985      360     374,240        1,040     886    0.85         94.6%
 at West Paces      Atlanta, GA          1992      337     353,700        1,050     957    0.91         95.7%
 at Towne Creek     Gainesville, GA      1989      150     121,722          811     647    0.80         93.8%
                                                ------   ---------        -----  ------   -----        ------
  Subtotal-
  Atlanta, GA                                    2,771   2,617,496          945     839    0.89         92.9%
                                                ------   ---------        -----  ------   -----        ------




                                                                                    Qtr ended
                                                                                 Sept. 30, 2001
                                                          Approx-                    Average       Qtr ended
                                                           imate                  Rental Rates     Sept. 30,
                                                Number    Rentable     Average   --------------      2001
                                      Year        of       Area       Unit Size    Per     Per      Average
PROPERTIES          Location        Completed   Units     (Sq Ft)      (Sq Ft)     Unit   Sq Ft    Occupancy
----------          --------        ---------   ------   ---------    ---------    ----   -----   -----------

AUSTIN, TEXAS
-------------
Amli:
 in Great Hills     Austin, TX           1985      344     257,984          750     784    1.04         93.7%
 at Lantana Ridge   Austin, TX           1997      354     311,857          881     907    1.03         93.6%
 at StoneHollow     Atlanta, GA          1997      606     524,660          866     842    0.97         93.5%
                                                 -----   ---------          ---    ----   -----         -----
  Subtotal-
  Austin, TX                                     1,304   1,094,501          839     844    1.01         93.6%
                                                 -----   ---------          ---    ----   -----         -----
KANSAS CITY
-----------
Amli:
 at Centennial      Overland Park, KS    1998      170     204,858        1,205     981    0.81         94.2%
 at Lexington Farms Overland Park, KS    1998      404     392,693          972     794    0.82         94.3%
 at Regents Center  Overland Park, KS91/95/97      424     398,674          940     767    0.82         94.7%
 at Town Center     Overland Park, KS    1997      156     176,914        1,134     941    0.83         93.6%
                                                 -----   ---------        -----   -----   -----         -----
  Subtotal
   - Kansas                                      1,154   1,173,139        1,017     831    0.82         94.4%
                                                 -----   ---------        -----   -----   -----         -----
INDIANAPOLIS, IN
----------------
Amli:
 at Conner Farms    Indianapolis, IN     1993      300     327,396        1,091     838    0.77         92.9%
 at Eagle Creek     Indianapolis, IN     1998      240     233,432          973     813    0.84         93.7%
 at Riverbend       Indianapolis, IN    83/85      996     820,712          824     641    0.78         92.0%
                                                 -----   ---------        -----    ----   -----         -----
  Subtotal
   -Indianapolis,
      IN                                         1,536   1,381,540          899     706    0.78         92.4%
                                                 -----   ---------        -----    ----   -----         -----





                                                                                    Qtr ended
                                                                                 Sept. 30, 2001
                                                          Approx-                    Average       Qtr ended
                                                           imate                  Rental Rates     Sept. 30,
                                                Number    Rentable     Average   --------------      2001
                                      Year        of       Area       Unit Size    Per     Per      Average
PROPERTIES          Location        Completed   Units     (Sq Ft)      (Sq Ft)     Unit   Sq Ft    Occupancy
----------          --------        ---------   ------   ---------    ---------    ----   -----   -----------

CHICAGO, IL
------------
Amli:
 at Poplar Creek    Schaumburg, IL       1985      196     177,630          906   1,104    1.22         95.5%
                                                ------  ----------        -----   -----   -----         -----
 Subtotal
  -Chicago, IL                                     196     177,630          906   1,104    1.22         95.5%
                                                ------  ----------        -----   -----   -----         -----

HOUSTON, TX
-----------
AMLI:
 at the Medical
    Center          Houston, TX          2001      334     321,388          962     875    0.91         96.3%
 at Western Ridge   Houston, TX          2000      318     289,612          911     844    0.93         96.0%
                                                ------  ----------        -----   -----   -----         -----
 Subtotal
  -Houston, TX                                     652     611,000          937     860    0.92         96.2%
                                                ------  ----------        -----   -----   -----         -----

DENVER, CO
----------
AMLI:
 at Gateway         Denver, CO           2000      328     294,926          899     923    1.03         93.3%
                                                ------  ----------        -----   -----   -----         -----
 Subtotal
  -Denver, CO                                      328     294,926          899     923    1.03         93.3%
                                                ------  ----------        -----   -----   -----         -----
  TOTAL
   WHOLLY OWNED
   PROPERTIES                                   12,247  11,148,274          910   $ 809   $0.89         93.0%
                                                ======  ==========        =====   =====   =====         =====





                                                                                    Qtr ended
                                                                                 Sept. 30, 2001
                                                          Approx-                   Average        Qtr ended
                                                           imate                   Rental Rates    Sept. 30,
                                                Number    Rentable     Average   --------------      2001
                                      Year        of       Area       Unit Size    Per     Per      Average
PROPERTIES          Location        Completed   Units     (Sq Ft)      (Sq Ft)     Unit   Sq Ft    Occupancy
----------          --------        ---------   ------   ---------    ---------    ----   -----   -----------

CO-INVESTMENT
PROPERTIES
--------------
ATLANTA, GA

Amli:
 at Barrett Lakes   Cobb County, GA      1997      446     462,368        1,037     901    0.87         94.8%
 at River Park      Norcross, GA         1997      222     226,632        1,021     993    0.97         90.6%
 at Willeo Creek    Rosewell, GA         1989      242     297,302        1,229     928    0.76         90.1%
 at Northwinds      Alpharetta, GA       1999      800     818,432        1,023     947    0.93         94.7%
 at Park Bridge     Alpharetta, GA       2000      352     356,123        1,012     930    0.92         93.4%
 at Windward Park   Alpharetta, GA       1999      328     354,900        1,082     914    0.84         92.0%
 Lost Mountain      Dunwoody, GA         2000      164     157,142          958     798    0.83         94.2%
 at Peachtree City  Dunwoody, GA         1998      312     305,756          980     962    0.98         94.4%
                                                 -----   ---------        -----    ----   -----        ------
  Subtotal-
   Atlanta, GA                                   2,866   2,978,655        1,039     929    0.89         93.5%
                                                 -----   ---------        -----    ----   -----        ------

CHICAGO, IL
-----------
Amli:
 at Chevy Chase     Buffalo Grove, IL    1988      592     480,820          812   1,121    1.38         94.4%
 at Danada          Wheaton, IL         89/91      600     521,499          869   1,065    1.23         94.1%
 at Fox Valley      Aurora, IL           1998      272     269,237          990   1,017    1.03         95.1%
 at Windbrooke      Buffalo Grove, IL    1987      236     213,160          903   1,161    1.29         98.1%
 at St. Charles     St. Charles, IL      2000      400     395,896          990   1,118    1.13         89.6%
 at Oakhurst North  Aurora, IL           2000      464     470,094        1,013   1,025    1.01         90.0%
 at Osprey Lakes    Waukegan, IL    1997/1999      483     453,150          938     999    1.06         93.1%
                                                 -----  ----------        -----   -----   -----         -----
  Subtotal-
  Chicago, IL                                    3,047   2,803,856          920   1,069    1.16         93.2%
                                                 -----  ----------        -----   -----   -----         -----





                                                                                    Qtr ended
                                                                                 Sept. 30, 2001
                                                          Approx-                   Average        Qtr ended
                                                           imate                   Rental Rates    Sept. 30,
                                                Number    Rentable     Average   --------------      2001
                                      Year        of       Area       Unit Size    Per     Per      Average
PROPERTIES          Location        Completed   Units     (Sq Ft)      (Sq Ft)     Unit   Sq Ft    Occupancy
----------          --------        ---------   ------   ---------    ---------    ----   -----   -----------

KANSAS CITY
-----------
AMLI:
 at Regents Crest   Overland Park, KS   97/00      476     451,328          948     761    0.80         90.8%
 Creekside          Overland Park, KS    2000      224     182,192          813     795    0.98         93.0%
 at Wynnewood       Overland Park, KS    2000      232     236,058        1,017     903    0.89         90.8%
                                                 -----   ---------        -----    ----   -----         -----
   Subtotal -
     Eastern
     Kansas                                        932     869,578          933     805    0.86         91.3%
                                                 -----   ---------        -----    ----   -----         -----

DALLAS/FT. WORTH
----------------
AMLI:
 at Deerfield       Ft. Worth, TX        1999      240     238,972          996     888    0.89         93.1%
 at Fossil Creek    Ft. Worth, TX        1998      384     384,358        1,001     864    0.86         96.2%
 at Oakbend         Lewisville, TX       1997      426     382,690          898     785    0.87         95.6%
 on the Parkway     Dallas, TX           1999      240     225,248          939     865    0.92         91.2%
 at Prestonwood
    Hills           Dallas, TX           1997      272     245,696          903     870    0.96         95.6%
 on Timberglen      Dallas, TX           1985      260     201,198          774     651    0.84         96.0%
 at Verandah        Arlington, TX       86/91      538     394,304          733     704    0.96         92.6%
 on Frankford       Dallas, TX           1998      582     517,344          889     888    1.00         94.1%
 at Breckinridge
    Point           Richardson, TX       1999      440     467,934        1,063     941    0.88         91.1%
                                                 -----  ----------        -----    ----   -----         -----
   Subtotal -
     Dallas/
     Ft. Worth, TX                               3,382   3,057,744          904     829    0.92         93.9%
                                                 -----  ----------        -----    ----   -----         -----

AUSTIN, TX
----------
AMLI:
 at Scofield Ridge  Austin, TX           2000      487     433,077          889     892    1.00         88.1%
 at Monterey Oaks   Austin, TX           2000      430     412,759          960     954    0.99         93.3%
 at Wells Branch    Austin, TX           1999      576     554,582          963     867    0.90         89.3%
                                                 -----  ----------          ---    ----   -----         -----
   Subtotal -
     Austin, TX                                  1,493   1,400,418          938     901    0.96         90.0%
                                                 -----  ----------          ---    ----   -----         -----




                                                                                    Qtr ended
                                                                                 Sept. 30, 2001
                                                          Approx-                   Average        Qtr ended
                                                           imate                   Rental Rates    Sept. 30,
                                                Number    Rentable     Average   --------------      2001
                                      Year        of       Area       Unit Size    Per     Per      Average
PROPERTIES          Location        Completed   Units     (Sq Ft)      (Sq Ft)     Unit   Sq Ft    Occupancy
---------           --------        ---------   ------   ---------    ---------    ----   -----   -----------

HOUSTON, TX
-----------
Amli:
 at Champions
  Centre            Houston, TX          1994      192     164,480          857     719    0.84         95.0%
 at Champions Park  Houston, TX          1991      246     221,986          902     699    0.77         94.0%
 at Greenwood ForestHouston, TX          1995      316     310,844          984     755    0.77         94.8%
 at Towne Square    Houston, TX          1999      380     314,292          827     992    1.20         96.6%
 Midtown            Houston, TX          1998      419     368,818          880   1,073    1.22         98.1%
                                                ------  ----------          ---   -----   -----         -----
   Subtotal-
     Houston, TX                                 1,553   1,380,420          889     886    1.00         96.1%
                                                ------  ----------         ----   -----   -----         -----

INDIANAPOLIS, IN
----------------
AMLI:
 at Lake Clearwater Indianapolis, IN     2000      216     218,006        1,009     903    0.89         92.8%
 at Castle Creek    Indianapolis, IN     2000      276     269,904          978     870    0.89         92.0%
 on Spring Mill     Carmel, IN           1999      400     406,640        1,017     835    0.82         81.7%
                                                ------   ---------        -----   -----   -----        ------
  Subtotal-
  Indianapolis, IN                                 892     894,550        1,003     862    0.86         87.6%
                                                ------   ---------        -----   -----   -----        ------

DENVER, CO
----------
AMLI:
 at Lowry Estates   Denver, CO           2000      414     392,208          947   1,109    1.17         89.9%
                                                ------   ---------        -----   -----   -----         -----
  Subtotal-
  Denver, CO                                       414     392,208          947   1,109    1.17         89.9%
                                                ------   ---------        -----   -----   -----        ------
  TOTAL CO-INVESTMENT
    PROPERTIES                                  14,579  13,777,429          945   $ 921   $0.97         92.8%
                                                ======  ==========        =====   =====   =====         =====
  TOTAL WHOLLY OWNED
    AND CO-INVESTMENT
    PROPERTIES                                  26,826  24,925,703          929   $ 870   $0.94         92.9%
                                                ======  ==========        =====   =====   =====         =====

                                       AMLI RESIDENTIAL PROPERTIES TRUST
                                         COMPONENTS OF PROPERTY EBITDA

                               WHOLLY-OWNED             CO-INVESTMENTS AT 100%        COMBINED AT 100%
                      ----------------------------    -------------------------- --------------------------
                           THREE MONTHS ENDED             THREE MONTHS ENDED        THREE MONTHS ENDED
                                SEPT. 30,                     SEPT. 30,                  SEPT. 30,
                      ----------------------------    -------------------------- --------------------------
                                              %                             %                          %
                         2001      2000     Change      2001      2000    Change    2001      2000   Change
                       -------   -------    ------    -------   -------   ------  -------   ------- -------
PROPERTY REVENUES
-----------------
RENTAL INCOME
-------------
 Same Store
  Communities (1) . . .$23,557    22,998      2.4%     24,484    23,903     2.4%   48,041    46,901    2.4%
 New Communities (2). .    475       393     20.8%      6,134     4,011    52.9%    6,609     4,404   50.1%
 Development and/
  or Lease-up
  Communities (3) . . .     0         0                 1,528       185             1,528       185
 Acquisition
  Communities (4) . . .  2,883        0                 5,957       867             8,840       867
 Communities Sold/
  Contributed to
  Ventures (5). . . . .    349     3,440                1,266     3,494             1,615     6,934
                       -------   -------   -------    -------   -------  -------  -------   ------- -------
    Total . . . . . . .$27,263    26,831      1.6%     39,369    32,460    21.3%   66,632    59,291   12.4%
                       =======   =======   =======    =======   =======  =======  =======   ======= =======

OTHER REVENUES
--------------
 Same Store
  Communities . . . . .$ 1,598     1,565      2.1%      1,652     1,648     0.2%    3,249     3,214    1.1%
 New Communities. . . .     23        33    -30.4%        465       381    22.2%      488       414   18.0%
 Development and/
  or Lease-up
  Communities . . . . .     0         0                   166        31               166        31
 Acquisition
  Communities . . . . .    198        0                   403        31               601        31 1852.7%
 Communities Sold/
  Contributed to
  Ventures. . . . . . .     38       225                  128       250               165       476
                       -------   -------   -------    -------   -------  -------  -------   ------- -------
    Total . . . . . . .$ 1,857     1,823      1.8%      2,814     2,341    20.2%    4,670     4,165   12.1%
                       =======   =======   =======    =======   =======  =======  =======   ======= =======




                                       AMLI RESIDENTIAL PROPERTIES TRUST
                                   COMPONENTS OF PROPERTY EBITDA - CONTINUED

                               WHOLLY-OWNED             CO-INVESTMENTS AT 100%        COMBINED AT 100%
                      ----------------------------    -------------------------- --------------------------
                           THREE MONTHS ENDED             THREE MONTHS ENDED        THREE MONTHS ENDED
                                SEPT. 30,                     SEPT. 30,                  SEPT. 30,
                      ----------------------------    -------------------------- --------------------------
                                              %                             %                          %
                         2001      2000     Change      2001      2000    Change    2001      2000   Change
                       -------   -------    ------    -------   -------   ------  -------   ------- -------
TOTAL PROPERTY
 REVENUES
---------------
 Same Store
  Communities . . . . .$25,154    24,564      2.4%     26,136    25,551     2.3%   51,290    50,115    2.3%
 New Communities. . . .    497       426     16.8%      6,599     4,392    50.3%    7,097     4,818   47.3%
 Development and/
  or Lease-up
  Communities . . . . .     0         0                 1,694       216             1,694       216
 Acquisition
  Communities . . . . .  3,082        0                 6,359       898             9,441       898
 Communities Sold/Contri-
  buted to Ventures . .    386     3,665                1,393     3,745             1,780     7,410
                       -------   -------   -------    -------   -------  -------  -------   ------- -------
    Total . . . . . . .$29,120    28,655      1.6%     42,183    34,801    21.2%   71,302    63,456   12.4%
                       =======   =======   =======    =======   =======  =======  =======   ======= =======
Company's share of
 Co-investment total
 revenues . . . . . . .                                13,386    10,221    31.0%
                                                      =======   =======  =======
TOTAL OPERATING
 EXPENSES
---------------
 Same Store
  Communities . . . . .$ 10,441    9,517      9.7%     10,800     9,596    12.5%   21,241    19,113   11.1%
 New Communities. . . .    212       207      2.2%      1,834     2,053   -10.7%    2,046     2,261   -9.5%
 Development and/
  or Lease-up
  Communities . . . . .     0         0                 1,515       192             1,515       192
 Acquisition
  Communities . . . . .  1,273        0                 2,580       260             3,853       260
 Communities Sold/Contri-
  buted to Ventures . .    221     1,545                  187     1,286               408     2,832
                       -------   -------   -------    -------   -------  -------  -------   ------- -------
    Total . . . . . . .$12,147    11,269      7.8%     16,918    13,387    26.4%   29,064    24,656   17.9%
                       =======   =======   =======    =======   =======  =======  =======   ======= =======
Company's share of
 Co-investment total
 operating expenses . .                                 5,022     3,865    29.9%
                                                      =======   =======  =======




                                       AMLI RESIDENTIAL PROPERTIES TRUST
                                   COMPONENTS OF PROPERTY EBITDA - CONTINUED


                               WHOLLY-OWNED             CO-INVESTMENTS AT 100%        COMBINED AT 100%
                      ----------------------------    -------------------------- --------------------------
                           THREE MONTHS ENDED             THREE MONTHS ENDED        THREE MONTHS ENDED
                                SEPT. 30,                     SEPT. 30,                  SEPT. 30,
                      ----------------------------    -------------------------- --------------------------
                                              %                             %                          %
                         2001      2000     Change      2001      2000    Change    2001      2000   Change
                       -------   -------    ------    -------   -------   ------  -------   ------- -------
PROPERTY EBITDA
---------------
 Same Store
  Communities . . . . .$14,713    15,047     -2.2%     16,239    15,955     1.8%   30,952    31,002   -0.2%
 New Communities. . . .    286       218     30.8%      3,070     2,339    31.3%    3,355     2,557   31.2%
 Development and/
  or Lease-up
  Communities . . . . .     0         0                 1,875        24             1,875        24
 Acquisition
  Communities . . . . .  1,809        0                 3,779       638             5,588       638
 Communities Sold/
  Contributed to
  Ventures. . . . . . .    162     2,120                  303     2,458               465     4,579
                       -------   -------   -------    -------   -------  -------  -------   ------- -------
    Total . . . . . . .$16,970    17,385     -2.4%     25,265    21,414    18.0%   42,235    38,800    8.9%
                       =======   =======   =======    =======   =======  =======  =======   ======= =======
Company's share
 of Co-investment
 EBITDA (incl.
 share of cash flow
 in excess of
 ownership %) . . . . .                                 8,833     6,925    27.6%    8,833     6,925   27.6%
                                                      =======   =======  =======  =======   ======= =======
Percent of
 Co-investment
 EBITDA . . . . . . . .                                   35%       32%               21%       18%
                                                      =======   =======           =======   =======


(1)  Stabilized Communities at 7/1/00.
(2)  Development Communities stabilized after 7/1/00 but before 7/1/01.
(3)  Development Communities not yet stabilized.
(4)  Stabilized Communities acquired after 7/1/00.
(5)  Communities sold or contributed to co-investment ventures.


                                       AMLI RESIDENTIAL PROPERTIES TRUST
                                            DEVELOPMENT ACTIVITIES
                                              Third Quarter 2001
                                                Construc-                                Percent   Percent
                                                  tion      First     Comple- Stabili-  Construc-  Leased
Community        Number    Costs     Percent      Start     Units      tion   zation      tion      as of
Name            of Units (millions) Ownership     Date     Occupied    Date    Date      Complete  10/29/01
----------      -------- ---------- ---------   ---------  --------   ------- --------  ---------  --------

Under Construc-
tion and/or In
Initial Lease Up
----------------

ATLANTA, GEORGIA
----------------
AMLI
 at Mill Creek       400     $ 27.1       25%       3Q/99     3Q/00     4Q/01    2Q/02        98%       83%
 at Milton Park      461     $ 35.0       25%       4Q/00     1Q/02     1Q/03    3Q/03        17%       N/A
 at Kedron Village
  (Peachtree City
  Phase II)          216     $ 20.2       20%       3Q/00     3Q/01     1Q/02    3Q/02        59%        7%


HOUSTON, TEXAS
--------------
AMLI
 at King's Harbour   300     $ 19.8       25%       2Q/00     1Q/01     4Q/01    2Q/02        99%       48%


OVERLAND PARK,
KANSAS
--------------
AMLI
 at Cambridge Square 408     $ 32.2       30%       3Q/00     3Q/01     2Q/02    1Q/03        61%       12%


LEE'S SUMMIT,
MISSOURI
-------------
AMLI
 at Summit Ridge     432     $ 29.3       25%       2Q/99     2Q/00     4Q/00    4Q/01       100%       92%





                                       AMLI RESIDENTIAL PROPERTIES TRUST

                                      DEVELOPMENT ACTIVITIES (continued)


                                                Construc-                                Percent   Percent
                                                  tion      First     Comple- Stabili-  Construc-  Leased
Community        Number    Costs     Percent      Start     Units      tion   zation      tion      as of
Name            of Units (millions) Ownership     Date     Occupied    Date    Date      Complete  10/29/01
----------      -------- ---------- ---------   ---------  --------   ------- --------  ---------  --------

INDIANAPOLIS,
INDIANA
-------------
AMLI
 at Carmel City
   Center            322     $ 28.4      100%       2Q/01     2Q/02     2Q/03    3Q/03         9%       N/A


WOODRIDGE,
ILLINOIS
----------
AMLI
 at Seven Bridges    520     $ 82.2       20%       3Q/01     4Q/02     4Q/03    4Q/04         2%       N/A

                   -----     ------

TOTAL              3,059     $274.2
                   =====     ======



                   AMLI RESIDENTIAL PROPERTIES TRUST

PLANNING STAGES

                                     Number
Community Name                      of Units
--------------                     ----------

INDIANAPOLIS, IN
----------------
AMLI
 at Prairie Lakes                         228
 at Prairie Lakes (phases II-IV)        1,100


AUSTIN, TX
----------
AMLI
 at Anderson Mill                         520
 Downtown Austin - Block 20               220
 Parmer Park                              480


DALLAS/FT WORTH, TX
-------------------
AMLI
 at Mesa Ridge (Fossil Creek II)          520
 Fossil Lake                              324
 Fossil Creek IV-A                        240
 at Vista Ridge                           340


HOUSTON, TX
-----------
AMLI
 at Champions II                          288


OVERLAND PARK, KS
-----------------
AMLI
 at Westwood Ridge                        428
 at Lexington Farms Phase II              104



The following is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. The projections contained in the table above that are not historical facts are forward-looking statements. Risks associated with the Company's development, construction and lease-up activities, which could impact the forward-looking statements may include: development opportunities may be abandoned; construction costs of a community may exceed original estimates, possibly making the community uneconomical; construction and lease-up may not be completed on schedule, resulting in increased debt service and construction costs; estimates of the costs of improvements to bring an acquired property up to the standards established for the market position intended for that property may prove inaccurate.